Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                  For the Three Months    For the Nine Months
                                   Ended September 30,    Ended September 30,
                                     1996       1995       1996        1995
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                                                  (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income.............  $ 160,905  $ 138,419  $  462,230  $  395,965
Provision for possible credit
 losses.........................     35,273     37,361     133,873      99,462
Other operating income..........    472,348    389,017   1,313,957   1,018,850
Other operating expense.........    383,538    328,963   1,104,090     913,223
  Net income(a).................    129,523     97,327     325,065     242,887

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PER COMMON SHARE DATA FOR THE PERIOD(b):

Earnings(c).....................  $     .55  $     .42  $     1.38  $     1.07
Dividends.......................        .16        .14         .48         .42
Book value......................       5.86       4.74

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RATIOS:

Return on average total assets..       3.44%      3.20%       3.10%       2.92%
Return on average stockholders'
 equity.........................      37.26      38.78       33.24       34.00
Average receivables to average
 deposits.......................      95.67      92.98       92.18       92.63
Stockholders' equity to total
 assets.........................      10.31       8.46

Loan Portfolio:
  Delinquency(d)................       3.16       2.85
  Net credit losses.............       1.55       1.95        2.03        1.84

Managed Loans(e):
  Delinquency...................       4.00       3.58
  Net credit losses.............       3.38       2.71        3.37        2.66
  Net interest margin(f)........       7.50       7.45        7.61        7.39

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
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                            For the Three Months        For the Nine Months
                             Ended September 30,        Ended September 30,
                             1996         1995          1996          1995
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                                              (unaudited)
MANAGED LOAN DATA(e):

At Period End:
  Loans held for
   securitization....... $  2,822,022 $  1,859,205
  Loan portfolio........    6,303,027    5,267,275
  Securitized loans.....   25,614,114   17,525,874
                         ------------ ------------
    Total managed loans. $ 34,739,163 $ 24,652,354
                         ============ ============

Average:
  Loans held for
   securitization....... $  2,398,970 $  2,364,908  $  2,558,674  $  2,480,398
  Loan portfolio........    6,668,646    5,129,163     5,870,899     4,491,496
  Securitized loans.....   23,392,536   16,156,117    21,099,223    14,520,210
                         ------------ ------------  ------------  ------------
    Total managed loans. $ 32,460,152 $ 23,650,188  $ 29,528,796  $ 21,492,104
                         ============ ============  ============  ============
For the Period:
  Sales and cash
   advance ............. $ 13,267,372 $  9,017,670  $ 34,080,227  $ 24,750,156

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BALANCE SHEET DATA AT PERIOD END:

Investment securities
 and money market
 instruments............ $  2,966,752 $  3,041,755
Loans held for
 securitization.........    2,822,022    1,859,205

Credit card loans.......    4,896,703    4,582,969
Other consumer loans....    1,406,324      684,306
                         ------------ ------------
  Total loans...........    6,303,027    5,267,275
Reserve for possible
 credit losses..........     (117,788)    (104,832)
                         ------------ ------------
  Net loans.............    6,185,239    5,162,443

Total assets............   15,562,235   12,492,351
Total deposits..........    9,649,548    8,228,976
Stockholders' equity....    1,605,063    1,056,507
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
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                For the Three Months     For the Nine Months
                                 Ended September 30,     Ended September 30,
                                  1996        1995         1996        1995
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                                                 (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments.... $ 2,841,424 $ 2,557,229  $ 2,807,700 $ 2,322,721
Loans held for
 securitization..............   2,398,970   2,364,908    2,558,674   2,480,398

Credit card loans............   5,144,692   4,475,644    4,730,964   3,900,265
Other consumer loans.........   1,523,954     653,519    1,139,935     591,231
                              ----------- -----------  ----------- -----------
  Total loans................   6,668,646   5,129,163    5,870,899   4,491,496
Reserve for possible credit
 losses......................    (112,553)   (104,565)    (108,577)   (103,106)
                              ----------- -----------  ----------- -----------
  Net loans..................   6,556,093   5,024,598    5,762,322   4,388,390

Total assets.................  14,980,002  12,059,484   14,005,528  11,109,666
Total deposits...............   9,478,376   8,060,092    9,144,479   7,526,982
Stockholders' equity.........   1,382,791     995,699    1,306,435     955,087
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Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(b)....................     230,326     229,155      230,088     227,897
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
NOTES:
(a) Net income for the nine months ended September 30, 1996, includes a $32.8 million tax benefit related to deductions for the amortization of Customer-based intangible assets acquired in connection with the 1991 initial public offering of the Corporation's Common Stock, and a charge of $32.8 million net of tax ($54.3 million pre-tax) related to the launch of the MBNA Platinum Plus Visa and Mastercard program. These items were recognized by the Corporation during the three months ended March 31, 1996.
(b) Per common share data and weighted average common shares outstanding and common stock equivalents have not been restated to reflect the three-for-two split of the Corporation's Common Stock effected in the form of a dividend, to be issued January 1, 1997, to stockholders of record as of the close of business on December 16, 1996. Per common share data and weighted average common shares outstanding and common stock equivalents have been restated to reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued February 16, 1996, to stockholders of record as of February 2, 1996.
(c) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding (including common stock equivalents).
(d) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(e) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(f) Managed net interest margin is presented on a fully taxable equivalent basis.